                                                                   EXHIBIT 10.16

DATE PREPARED:__________________                           TERM:________________


                          DOCUMENT SCIENCES CORPORATION
                        VALUE ADDED REMARKETER AGREEMENT

This Value Added Remarketer Agreement ("Agreement"), made and entered into between VAR NAME, LOCATED AT VAR ADDRESS ("VAR"), and DOCUMENT SCIENCES CORPORATION, located at 6339 Paseo del Lago, Carlsbad, CA 92009 ("DOCUMENT SCIENCES").

                                TABLE OF CONTENTS

List of Articles:

Article        Title
-------        -----
ARTICLE 1      DEFINITIONS
ARTICLE 2      APPOINTMENT AND OBLIGATIONS
ARTICLE 3      ROYALTIES AND PAYMENT
ARTICLE 4      DELIVERABLES AND MODIFICATIONS
ARTICLE 5      WARRANTY DISCLAIMER, INDEMNITIES, AND PATENT AND COPYRIGHT
ARTICLE 6      CONFIDENTIAL INFORMATION
ARTICLE 7      TERM AND TERMINATION
ARTICLE 8      GENERAL PROVISIONS


List of Exhibits:

Exhibit        Title
-------        -----
EXHIBIT A      PRODUCTS AND SERVICES FEE SCHEDULE FOR VAR
EXHIBIT B      DOCUMENT SCIENCES SOFTWARE LICENSE & SOFTWARE SUPPORT AGREEMENT
EXHIBIT C      TERRITORY
EXHIBIT D      SOFTWARE MAINTENANCE AGREEMENT BETWEEN DOCUMENT SCIENCES AND VAR
EXHIBIT E      VALUE ADDED PRODUCT DEFINITION
EXHIBIT F      VAR FEES, DISCOUNTS, AND PERFORMANCE EXPECTATIONS
EXHIBIT G      VAR RESOURCE REQUIREMENTS

The parties agree as follows:

                             ARTICLE 1 - DEFINITIONS

1.01    PROSPECTS

Companies or Entities which are not already Document Sciences licensees either directly or indirectly.

1.02    SUBLICENSEES

Companies or entities which have previously sublicensed Document Sciences Licensed Software products through VAR.

1.03    DOCUMENT SCIENCES LICENSORS

Persons, Companies or entities identified in the Licensed Software as having licensed portions of the Licensed Software to DOCUMENT SCIENCES.

1.04    SOFTWARE LICENSE AND SOFTWARE SUPPORT AGREEMENT

DOCUMENT SCIENCES standard Software License and Software Support Agreement per Exhibit B.

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                                                                    PAGE 2 OF 24


1.05    LICENSED SOFTWARE

The DOCUMENT SCIENCES Licensed Software shall mean any or all of the object code for the Document Sciences Licensed Software Products listed in Exhibit A - Document Sciences Autograph Software List Pricing, support documentation and other related material delivered to VAR or Sublicensees under this Agreement.

1.06    UPGRADES

New versions of Licensed Software which add functionality, enhance functionality or increase throughput of the Licensed Software. Upgrades to the Licensed Software will be added to this Agreement via an addendum to Exhibit A or through replacements for Exhibit A, as they exist from time to time.

1.07    MAINTENANCE RELEASES

Licensed Software releases the purpose of which is to maintain compatibility with the then current supported host environment or to provide VAR or Sublicensee with Licensed Software which is free from or avoids a material non-conformity.

1.07    VALUE ADDED PRODUCT

A VAR product which includes the Licensed Software, plus additional elements as specified in Exhibit E - Value Added Product Definition.

1.08    TERRITORY

Geographic area or industry type as identified in Exhibit C - Territory.

THE INDIVIDUALS SIGNING BELOW ARE DULY AUTHORIZED REPRESENTATIVES OF EACH PARTY AND VIA SIGNATURE AGREE THAT EACH PARTY WILL BE BOUND BY THE TERMS AND CONDITIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE EFFECTIVE UNTIL EXECUTED BY CUSTOMER AND ACCEPTED BY AN AUTHORIZED HEADQUARTERS REPRESENTATIVE OF DOCUMENT SCIENCES CORPORATION.

Executed:                               Accepted:

VAR NAME                                DOCUMENT SCIENCES CORPORATION

By: ____________________________        By: ____________________________

Name: __________________________        Name: __________________________

Title: _________________________        Title: _________________________

Date: __________________________        Date: __________________________

                     ARTICLE 2 - APPOINTMENT AND OBLIGATIONS

2.01    APPOINTMENT AND SOFTWARE LICENSE

DOCUMENT SCIENCES hereby grants to VAR, during the term of this Agreement, a non-exclusive license under any and all patents, copyrights, and other proprietary rights licensable by DOCUMENT SCIENCES, to use and distribute by sublicense the Licensed Software to either Prospects or Sublicensees, in whole or in part, as a part of the Value Added Product. This grant is solely for the Territory as defined in Exhibit C. It is a condition to the license grant set forth in this Agreement that VAR adds value to the Licensed Software in the manner specified in Exhibit E or as otherwise approved in advance and in writing by DOCUMENT SCIENCES. VAR accepts this appointment, subject to the terms and conditions of this Agreement.

DOCUMENT SCIENCES further grants to VAR a non-exclusive, non-transferable, license to use the Licensed Software internally for demonstration, hotline support, and training purposes only, to be ordered and used under the terms of a separate agreement. VAR may use the Licensed Software for billable application development, consulting services, general operations purposes or for processing of internal administrative or customer data only pursuant to a separate agreement executed between VAR and DOCUMENT SCIENCES, and such use will be chargeable by Document Sciences. Notwithstanding anything else in this Agreement, Document Sciences reserves the right to charge VAR for internal use, consulting, and trial software upon ninety (90) days written notice.

2.02    LIMITATION UPON SUBLICENSE RIGHTS

VAR shall use its best efforts to ensure that the territorial restrictions of the license set forth in Exhibit C are honored within its own organization.

2.03    SUBLICENSE TERMS

VAR shall distribute the Value Added Product pursuant to a sublicense agreement which shall contain the substance of the conditions and restrictions set forth in Exhibit B.

2.04    LIMITED RIGHTS TO LICENSED SOFTWARE

VAR may use, reproduce and distribute the Licensed Software only to the extent expressly authorized or licensed under this Agreement. No other rights to such Licensed Software are granted by DOCUMENT SCIENCES to VAR, or may be granted by VAR to any third party. In particular, but not by way of limitation, except as specifically agreed by DOCUMENT SCIENCES in writing, neither VAR nor any of its employees, agents or representatives may create, reproduce or distribute derivative works of any such Licensed Software. Further, neither VAR nor any of its employees, agents or representatives will attempt to decompile or otherwise reverse engineer any such Licensed Software in order to derive its source code. VAR shall not rent, electronically distribute or timeshare the Licensed Software or market the Licensed Software by interactive cable or remote processing services. Any violation by VAR of its obligations under this Section would be deemed an incurable material breach of this Agreement, and would enable DOCUMENT SCIENCES to immediately terminate this Agreement under Section 7.02(b).

2.05    SUBLICENSING VIOLATIONS

Any sublicense or distribution of License Software by VAR which is not in accordance with its appointment under this Section 2, will be deemed an incurable material breach of this Agreement and will enable DOCUMENT SCIENCES to immediately terminate this Agreement under Section 7.02(b).

2.06    LICENSE RECOGNITION: TRADEMARKS

VAR shall communicate to its Prospects or Sublicensees that the Licensed Software, which is distributed pursuant to the license granted in this Section 2, is licensed to it by DOCUMENT SCIENCES by identifying it as [DOCUMENT SCIENCES LICENSED SOFTWARE] licensed to VAR. During the term of this Agreement, VAR may also use DOCUMENT SCIENCES name and logo in its advertising, catalogs, exhibits, public relations materials and manuals covering the Value Added Products. All such uses will be subject to DOCUMENT SCIENCES prior written approval and shall not indicate the Licensed Software or any code contained in the Licensed Software under license from DOCUMENT SCIENCES Licensors is the proprietary product of VAR or any party other than DOCUMENT SCIENCES or the original DOCUMENT SCIENCES Licensor, as the case may be.

2.07    GENERAL OBLIGATIONS OF VAR

VAR will: (i) actively market, promote and solicit the license of Value Added Products to Prospects or Sublicensees in the Territory, (ii) establish and maintain appropriate marketing and distribution facilities and personnel within its organization to create and meet the demand for Value Added Products among Prospects and Sublicensees in the Territory, (iii) promote the goodwill, name and reputation of DOCUMENT SCIENCES and all of the Licensed Software, (iv) represent the Licensed Software accurately and fairly and at all times avoid misleading or unethical business practices, (v) at all times comply with all laws and regulations applicable to the conduct of its business, and (vi) distribute all Document Sciences Licensed Software product information to Prospects and Sublicensees who so request it.

2.08    SPECIFIC OBLIGATIONS OF VAR

VAR will have the following specific obligations:

a. Distribute the following materials to all of its locations in the Territory as specified in Exhibit C: (i) marketing and technical brochures which accurately describe the functions, features, operation and advantages of the Licensed Software incorporated within the Value Added Products; and (ii) educational material relating to the Value Added Products developed by VAR, for training VAR's sales and support personnel.

b. Provide initial and ongoing training for a mutually agreed upon number of its sales and customer support personnel in the marketing, features, functions and support of the Licensed Software and Value Added Product per Exhibit G.

c. Provide technical support to all Sublicensees as described in Exhibit D, including: (i) on-site installation of the Value Added Products and/or Sublicensee documentation sufficient to enable the Sublicensees to install the Value Added Products themselves; (ii) Sublicensee training or documentation regarding operation of the Value Added Products; (iii) telephone hot-line support during normal business hours, and (iv) distribute to all of VAR's active Prospects or Sublicensees all Document Sciences product, support, marketing, sales, and technical information which Document Sciences distributes to its direct active customers.

d. Promptly inform DOCUMENT SCIENCES about new problems or errors with any of the Licensed Software which are reported by Sublicensees or discovered by VAR.

e. On the date of execution of this Agreement, and thereafter at the beginning of each calendar month, provide to DOCUMENT SCIENCES a non-binding forecast setting forth the quantity of royalty bearing licenses it then estimates generating during each of the succeeding three (3) calendar months.

f. Make best efforts to meet or exceed the non-binding Performance Expectations as specified in Exhibit F.

2.09    OBLIGATIONS OF DOCUMENT SCIENCES

DOCUMENT SCIENCES will have the following obligations:

a. Make available to VAR, reasonable quantities of sales brochures, software for demonstration, internal training, and support purposes only, and other marketing and support materials. Notwithstanding anything else in this Agreement, Document Sciences reserves the right to charge VAR for internal use, consulting, and trial software upon ninety (90) days written notice.

b. Provide mutually agreed upon training to VAR on the features, functions, operations, installation and support of the Licensed Software. The training will be provided at DOCUMENT SCIENCES Carlsbad Office, or at other agreed upon locations. VAR will be responsible for the travel and per diem expenses of its personnel.

c. Use best efforts to resolve, within a reasonable period of time, extraordinary technical problems or errors with any Licensed Software which are identified by VAR and which VAR is unable to resolve. Each problem or error must be identified telephonically, electronically or, when appropriate, in writing and faxed to DOCUMENT SCIENCES designated support person or fax number in Carlsbad, California. DOCUMENT SCIENCES does not guarantee it will be able to resolve all identified problems or errors.

d. Provide maintenance consisting of bug fixes and minor changes in Licensed Software, pursuant to and in accordance with the VAR Maintenance Agreement attached as Exhibit D.

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                                                                    PAGE 5 OF 24


2.10    TITLE TO LICENSED SOFTWARE

It is expressly understood and agreed that title to and all copyright and other proprietary rights in the Licensed Software will not pass to VAR . Rather, such title and all such rights will at all times be and remain with DOCUMENT SCIENCES and/or the DOCUMENT SCIENCES Licensors.

                        ARTICLE 3 - ROYALTIES AND PAYMENT

3.01    ORDER AND PAYMENT

VAR will obtain a signed order for DOCUMENT SCIENCES Licensed Software from a Prospect or Sublicensee, which order shall contain terms and conditions for use of the Licensed Software by the Prospect or Sublicensee significantly similar to those in Exhibit B (such Prospect becoming a Sublicensee at the time it signs the terms and conditions as mentioned herein). It is VAR's responsibility to insure that the Licensed Software is being used by the Sublicensee in a way that is consistent with the Software License Grant, Terms and Conditions contained in Exhibit B.

Upon signature of such order between VAR and a Sublicensee, VAR will submit a signed Purchase Order to DOCUMENT SCIENCES for the Licensed Software being ordered by the Sublicensee. The Purchase Order will consist of:

a. The name, release level, platform and operating system of each Licensed Software product.

b. The serial number of the hardware component on which the Licensed Software product will be used.

c.  The Quantity of each Licensed Software product.

d.  The shipping media for each Licensed Software product.

e. The Total Price in US Dollars for the order as well as the discounted amount VAR is authorizing Document Sciences to bill VAR for each Licensed Software product and in total.

f. Sublicensee - company name, company address, contact name, phone number and e-mail address.

g. Shipping information (company name, company address, contact name, phone number and e-mail address) as well as billing information (company name, company address, contact name, phone number and e-mail address).

VAR AGREES THAT ANY TERMS AND CONDITIONS CONTAINED IN ANY VAR PURCHASE ORDER OR OTHER ORDERING DOCUMENT SHALL HAVE NO BINDING EFFECT ON DOCUMENT SCIENCES AND WILL NOT MODIFY THIS AGREEMENT OR THE SOFTWARE LICENSE AGREEMENT IN ANY WAY.

VAR agrees to pay a royalty equaling the discounted amount of the Licensed Software License Fees to DOCUMENT SCIENCES for the Licensed Software licensed hereunder and to also pay a royalty for 2nd and 3rd level Software Support and Maintenance as outlined in Exhibit F provided pursuant to this Agreement. This Article sets forth the terms and conditions under which such License Fees and Support Fees will be determined and paid.

3.02    ROYALTY AMOUNT AND FEES

VAR shall pay to DOCUMENT SCIENCES all fees described in Exhibit F. The royalties to be paid by VAR to DOCUMENT SCIENCES and the prices to be invoiced by DOCUMENT SCIENCES to VAR for Licensed Software and technical support and related materials licensed by VAR hereunder will be an amount equal to the list price quoted in Exhibit A, less a VAR discount as set forth in Exhibit F. VAR will solely determine the royalties and/or fees at which it sublicenses and distributes the Value Added Products to Sublicensees in the Territory.

3.03    TAXES

VAR will furnish DOCUMENT SCIENCES with appropriate tax exemption certificates if applicable.

3.04    REPORTS AND AUDITS

Royalties shall accrue upon the distribution of Value Added Products by DOCUMENT SCIENCES to VAR and its Sublicensees or as the Licensed Software or Value Added Products are distributed for royalty bearing internal use. Royalties accrued during each calendar quarter shall be paid within thirty (30) days after shipment.

3.05    VAR RECORDS

VAR shall keep records adequate to verify reports and payments to be made pursuant to this Agreement for a period of three (3) years following date of the reports pursuant to this Article 3.

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                                                                    PAGE 6 OF 24


3.06    INSPECTION

DOCUMENT SCIENCES shall have the right (no more than once during any calendar year) to inspect the records of VAR on reasonable notice and during VAR's regular business hours to verify the reports and payments required hereunder. The entire cost of such inspection shall be borne by DOCUMENT SCIENCES. If an inspection reveals an error of at least 5% in favor of DOCUMENT SCIENCES, VAR shall pay the cost of the inspection, in addition to any underpayments.

ARTICLE 4 - DELIVERABLES AND MODIFICATIONS

4.01    DELIVERY OF LICENSED SOFTWARE

DOCUMENT SCIENCES shall provide VAR with a reasonable number of copies of all documentation and object code of the Licensed Software listed in Exhibit A for support, training, and demonstration purposes under separate agreement. Notwithstanding anything else in this Agreement, Document Sciences reserves the right to charge VAR for internal use, consulting, and trial software upon ninety
(90) days written notice.

4.02    DOCUMENTATION

VAR may modify and reproduce the contents of the documentation provided by DOCUMENT SCIENCES, but DOCUMENT SCIENCES reserves the right to monitor any modifications made to the documentation by VAR. VAR agrees to abide by any request by DOCUMENT SCIENCES to withdraw or change any such modification that DOCUMENT SCIENCES reasonably deems undesirable to the interest of DOCUMENT SCIENCES.

4.03    MODIFICATIONS

All bug fixes and minor changes in Licensed Software made by DOCUMENT SCIENCES that it intends to release shall be offered to VAR pursuant to DOCUMENT SCIENCES Maintenance Agreement attached as Exhibit D.

     ARTICLE 5 - WARRANTY DISCLAIMER, INDEMNITIES, AND PATENT AND COPYRIGHT

5.01    WARRANTY AND DISCLAIMER

Document Sciences shall offer VAR the same warranty as it offers its direct customers, as listed directly below:

a. Document Sciences warrants the physical media on which the Licensed Software is embedded or resident will be free from material defects for a period of thirty (30) days from the date of delivery. Document Sciences shall replace the physical media on which the Licensed Software is resident, or incomplete or illegible documentation upon receipt of notification of defect. The sole remedy shall be for Document Sciences to replace the defective media.

b. Document Sciences warrants that for a period of ninety (90) days from the date of delivery of the Licensed Software, the Licensed Software will perform in material conformity with its published Document Sciences specifications. Document Sciences does not, however, warrant that the operation of the Licensed Software will be uninterrupted or error-free. Document Sciences must be notified in writing of such material non-conformity within the ninety (90) day warranty period.

    Document Sciences, at its option, may either provide Licensed Software which is free from, or a workaround which avoids, the material non-conformity; or accept return of the Licensed Software and refund the license fees paid for such Licensed Software. Document Sciences shall provide the replacement Licensed Software or workaround; or refund the license fees within a reasonable time after receiving the notice of a material non-conformity. If Document Sciences does not, within a reasonable time after notification, provide the replacement Licensed Software or workaround, the sole remedy shall be to rescind the License agreement.

c. THE EXPRESS WARRANTIES SET FORTH IN THIS SECTION ARE THE ONLY EXPRESS WARRANTIES. DOCUMENT SCIENCES DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. DOCUMENT SCIENCES DISCLAIMS ANY AND ALL WARRANTIES AND REPRESENTATIONS MADE BY PERSONS OTHER THAN DOCUMENT SCIENCES INCLUDING, BUT NOT LIMITED TO, DISTRIBUTORS OF ANY DOCUMENT SCIENCES LICENSED SOFTWARE.

d. The express warranties set forth above shall be void if the Licensed Software is used incorrectly and in the appropriate environment as specified in the support documentation.

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                                                                    PAGE 7 OF 24


5.02    GENERAL INDEMNITY

VAR agrees, at its expense, to defend, indemnify and hold DOCUMENT SCIENCES harmless from and against all liabilities, damages, costs, fees and expenses, including reasonable attorney's fees, arising out of suits, claims, actions or proceedings brought by or on behalf of any person on account of injury or damage proximately caused by VAR, its agents, representatives, Distributors or employees, in the course of performing VAR's obligations under this Agreement, provided DOCUMENT SCIENCES will promptly notify VAR of any such suit, claim, action or proceeding, and VAR will have control of the defense and all negotiations for its settlement or compromise. DOCUMENT SCIENCES agrees to fully cooperate with VAR in the defense conduct and negotiations.

5.03    INTELLECTUAL PROPERTY INDEMNITY

DOCUMENT SCIENCES will, at its expense, defend, indemnify and hold harmless VAR from all liabilities, damages, costs, fees and expenses, including reasonable attorney's fees, arising out of suits, claims, actions or proceedings charging infringement in the Territory of any patents, copyrights, trade secrets or other intellectual property rights owned or controlled by any third party as a result of the exercise by VAR of its rights under this Agreement, provided VAR promptly notifies DOCUMENT SCIENCES in writing of any such suit, claim, action or proceeding, and DOCUMENT SCIENCES will have control of the defense and all negotiations for its settlement or compromise. VAR agrees to fully cooperate with DOCUMENT SCIENCES in the conduct of such defense and negotiations.

5.04    LIMITATION

The indemnity of Section 5.03 will not apply, and VAR will indemnify DOCUMENT SCIENCES in a manner fully equivalent to such indemnity, in any suit, claim or proceeding brought against DOCUMENT SCIENCES for any infringement due to the Licensed Software being modified (by DOCUMENT SCIENCES or others, including VAR) to VAR's specifications, or being used or sold in combination with equipment, software, or supplies not provided by DOCUMENT SCIENCES. DOCUMENT SCIENCES has no other expressed or implied warranty of non-infringement or liability for infringement or any damages therefrom.

5.05    COPYRIGHTS

It is expressly understood by VAR that the Licensed Software in the form of object code on physical media and in the form of manuals is copyrighted by DOCUMENT SCIENCES. VAR agrees to maintain and reproduce all copyright notices of DOCUMENT SCIENCES and any DOCUMENT SCIENCES Licensors contained in the object code of the Licensed Software and on the manuals. VAR further agrees to have copyright notices as provided by DOCUMENT SCIENCES appear on media labels.

5.06    ENFORCEMENT OF SUBLICENSES

VAR shall enforce the terms of its sublicenses with all Sublicensees and shall inform DOCUMENT SCIENCES of any known breach of such terms.

                      ARTICLE 6 - CONFIDENTIAL INFORMATION

6.01    CONFIDENTIALITY

VAR acknowledges that the Licensed Software contains confidential information of Document Sciences and its licensors. VAR agrees to disclose such confidential information only to its employees and consultants having a clear need for such information to enable VAR to exercise its rights under this Agreement.

Document Sciences and VAR also acknowledge that from time to time, certain information may be communicated by either party to the other to enable the other party to exercise it rights under this Agreement. Both parties shall treat all such information as confidential, whether or not so identified, and shall not disclose any part thereof without the prior written consent of the disclosing party. Both parties agree to disclose such confidential information only to their employees and consultants having a clear need for such information to enable either party to exercise their rights under this Agreement

The foregoing obligations, however, shall not apply to any part of the information that: (i) has been disclosed in publicly available sources of information; (ii) is, through no fault of either party, hereafter disclosed in publicly available sources of information; (iii) is now in the possession of the other party without any obligation of confidentiality; or (iv) has been or is hereafter rightfully disclosed to the other party by a third party, but only to the extent that the use or disclosure thereof has been or is rightfully authorized by that third party.

6.02    EXPIRATION OR TERMINATION

Promptly following the expiration or any termination of this Agreement, VAR will return to DOCUMENT SCIENCES, at DOCUMENT SCIENCES expense, all DOCUMENT SCIENCES confidential and proprietary information then in its possession, and all copies thereof.

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                                                                    PAGE 8 OF 24


                        ARTICLE 7 - TERM AND TERMINATION

7.01    TERM

Unless sooner terminated in accordance with Section 7.02, the term of this Agreement will be for an initial period of ___________________ from the date Document Sciences accepts it. This Agreement will be subject to automatic annual renewal thereafter for successive one year terms unless sooner terminated in accordance with Section 7.02.

7.02    TERMINATION

Either party may terminate this Agreement for convenience upon thirty (30) days prior written notice. Either party may also terminate this Agreement in any of the following events:

a. the other party materially breaches this Agreement in a manner which can be cured, and such breach remains uncured for thirty (30) days following written notice of breach by the terminating party; or

b. the other party materially breaches this Agreement in a manner which cannot be cured;

Document Sciences may also terminate this Agreement if VAR enters into any composition or arrangement with or for the benefit of its creditors, becomes bankrupt has a receiver and/or manager appointed to manage its assets, or goes into liquidation, voluntarily or under supervision.

7.03    EFFECT OF TERMINATION OR EXPIRATION

In the event of the expiration or any termination of this Agreement:

a. VAR shall: (i) discontinue distribution of the Value Added Product; (ii) either deliver to DOCUMENT SCIENCES or destroy all Licensed Software and related materials in VAR's possession furnished by DOCUMENT SCIENCES together with all copies thereof (including that in memory or data storage apparatus); and (iii) warrant in writing to DOCUMENT SCIENCES within thirty
    (30) days of termination the Licensed Software, related materials and all copies thereof (except for the one copy) have been either returned to DOCUMENT SCIENCES and/or destroyed.

b. Neither party will be liable to the other for any damage, expenditures, loss of profits or prospective profits of any kind or nature sustained or arising out of, or alleged to have arisen out of, such termination or expiration. Termination or expiration of this Agreement will not relieve or release either party from making payments which may be owing to the other party under the terms of this Agreement.

c. VAR will immediately cease representing itself as a DOCUMENT SCIENCES remarketer, and promptly return to DOCUMENT SCIENCES or destroy, at DOCUMENT SCIENCES sole option, any advertising and other materials furnished to it by DOCUMENT SCIENCES.

d. VAR will remove and not thereafter use any signs containing the name or trademark of DOCUMENT SCIENCES, and will immediately destroy all of its stationery, advertising matter and other preprinted matter remaining in its possession or under its control containing the word "DOCUMENT SCIENCES" and related DOCUMENT SCIENCES trade names or trademarks.

e. Termination of this Agreement shall not affect Sublicensees rights to use the Value Added Product, provided that such Sublicensees have been licensed prior to such termination and agree to the terms and conditions of DOCUMENT SCIENCES then current Software License and Support License Agreement.

f. All of VAR's rights to market, reproduce, sublicense and use the Licensed Programs shall cease.

DOCUMENT SCIENCES shall, in its sole discretion, either: (i) continue providing second line support to VAR in accordance with this Agreement, or (ii) assume second and first line support of Sublicensees to the extent support is required for the DOCUMENT SCIENCES Licensed Software included the VAR product hereunder, provided that DOCUMENT SCIENCES shall be entitled to require such Sublicensees to agree to DOCUMENT SCIENCES then current terms and conditions for such Licensed Software support.

7.04     SURVIVAL

The provisions of this Agreement will, to the extent applicable, survive the expiration or any termination.

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                                                                    PAGE 9 OF 24



                         ARTICLE 8 - GENERAL PROVISIONS

8.01    FORCE MAJEURE

Except for the payment of money, neither party will be liable to the other for any failure to perform or delay in the performance of its obligations caused by circumstances beyond its reasonable control.

8.02    NOTICES

Any notice which may be or is required to be given under this Agreement will be written or by facsimile, unless otherwise indicated. Any written notices will be sent by registered mail or certified mail, postage prepaid, return receipt requested. Any facsimile notice should be followed within three (3) working days by written notice. Notices will be deemed to have been given when received, properly addressed. All notices to VAR will be addressed as shown below. All notices to DOCUMENT SCIENCES should be addressed to:

Notice to Document Sciences:            Notice to VAR

Document Sciences Corporation           ________________________________
6339 Paseo del Lago                     ________________________________
Carlsbad, CA 92009                      ________________________________

Either party may change its address by giving notice to the other party pursuant to this Section.

8.03    PUBLICITY

Neither party will issue a press release or other similar publicity of any nature regarding this Agreement without the other party's written approval, which will not be unreasonably withheld. Approval will be deemed to have been given to the extent that the disclosure is required in order to comply with governmental rules, regulations or requirements. In this event, the publishing party will review the text of the disclosure with the other party prior to disclosure.

8.04    HEADINGS

Except for Article 1, Definitions, headings and titles of the Articles and Sections of this Agreement are inserted for convenience only and do not affect the construction or interpretation of any provision.

8.05    AMENDMENT

This Agreement may be amended only by written amendment duly signed by authorized representatives of both parties.

8.06    ASSIGNMENT

DOCUMENT SCIENCES entered into this Agreement based on the personal representations of VAR's principals as to their knowledge and expertise, ability to add value to the Licensed Software and market the Value Added Products, and financial status. VAR shall not, therefore assign, transfer, or sell any of its rights, or delegate any of its responsibilities under this Agreement without DOCUMENT SCIENCES prior written consent. Any material change in ownership of VAR shall be cause for termination of this Agreement, unless DOCUMENT SCIENCES' gives prior written consent to transfer this Agreement, which shall not be unreasonably withheld. DOCUMENT SCIENCES may assign this Agreement only to a parent, subsidiary or affiliated firm, to a third party in connection with a consolidation or merger, or to a third party upon a sale or transfer of substantially all of DOCUMENT SCIENCES business assets.

8.07    SEVERABILITY

If any provision of this Agreement is held invalid by any law, rule, order or regulation of any government, or by the final determination of any court, such invalidity will not affect the enforceability of any other provisions not held to be invalid.

8.08    OMISSIONS

Any delay or omission by either party to exercise any right or remedy under this Agreement will not be construed to be a waiver of any such right or remedy or any other right or remedy. All of the rights of either party under this Agreement will be cumulative and may be exercised separately or concurrently.

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                                                                   PAGE 10 OF 24


8.09    LIMITATION OF LIABILITY

Subject to Sections 5.02, 5.03 and 5.04:

a. in no event will either party be liable to the other for any special, indirect, incidental or consequential damages in any way arising out of or relating to this Agreement; and

b. the maximum liability of DOCUMENT SCIENCES to VAR for direct damages in any way arising out of or relating to this Agreement shall in no event exceed the total amount of money actually paid by VAR to DOCUMENT SCIENCES under this Agreement, during the most recently ended twelve (12) month period during the term hereof which precedes the time of fixing of such liability or $100,000, whichever is less.

8.10    GOVERNING LAW

This Agreement will be governed in accordance with the laws of the State of California.

8.11    DISPUTE RESOLUTION

The parties will first endeavor to informally resolve all disputes between them prior to resorting to arbitration under this Section. In the event the parties are unable to informally resolve any material dispute, it will be decided through arbitration pursuant to the rules of the American Arbitration Association then in effect. The arbitration, which will be held in Carlsbad, California, will be binding upon the parties and may be entered by any court of competent jurisdiction.

8.12    EXPORT

VAR hereby agrees that VAR will not export, directly or indirectly, any U.S. source Licensed Software or other technical information acquired from DOCUMENT SCIENCES or any products utilizing any such Licensed Software or other technical information, to any country for which the U.S. Government or any agency thereof at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from:

a. the United States Department of Commerce or other agency of the United States Government when required by an applicable statute or regulation, and

b. DOCUMENT SCIENCES, which consent DOCUMENT SCIENCES may withhold if such export would, in the reasonable business judgment of DOCUMENT SCIENCES, be detrimental to the interests of DOCUMENT SCIENCES.

8.13    NO AGENCY

It is agreed and understood that neither DOCUMENT SCIENCES nor VAR has any authority to bind the other with respect to any matter hereunder. Under no circumstances shall either DOCUMENT SCIENCES or VAR have the right to act or make any commitment of any kind to any third party on behalf of the other or to represent the other in any way as an agent. VAR is, and shall perform its obligations hereunder as, an independent contractor and is not, and shall not be considered to be, an agent or representative of DOCUMENT SCIENCES.

8.14    ENTIRE AGREEMENT

This Agreement constitutes the entire agreement of the parties as to the subject matter hereof, and supersedes any and all prior oral and written understandings and agreements as to such subject matter.

                                    EXHIBIT A

                DOCUMENT SCIENCES AUTOGRAPH SOFTWARE LIST PRICING

                                    EXHIBIT B

DATE PREPARED:___________________


                          DOCUMENT SCIENCES CORPORATION
                  SOFTWARE LICENSE & SOFTWARE SUPPORT AGREEMENT

SHIP TO:                                BILL TO:

CUSTOMER: _________________________     CUSTOMER: _____________________________

ATTENTION: ________________________     ATTENTION: ____________________________

TITLE: ____________________________     TITLE: ________________________________

DEPARTMENT: _______________________     DEPARTMENT: ___________________________

ADDRESS: __________________________     ADDRESS: ______________________________

___________________________________     _______________________________________

CITY: ____________  STATE: ________     CITY: ____________  STATE: ____________

ZIP: _____________  COUNTRY: ______     ZIP: _____________  COUNTRY: __________

PHONE: ___________  FAX: __________     PHONE: ___________  FAX: ______________

E-MAIL ADDRESS: ___________________     E-MAIL ADDRESS: _______________________


                                SOFTWARE SCHEDULE

SECTION 1: - LICENSED SOFTWARE

Software        Platform      Operating System      Quantity      Initial License Fee      Annual License Fee*
--------        --------      ----------------      --------      -------------------      -------------------



PRICE QUOTE GOOD FOR 30 DAYS

* Beginning first year of Licensed Software usage.

TRAINING AND INSTALLATION ARE NOT INCLUDED IN THE PRICE LISTED ABOVE.

SECTION 2 - HOST COMPUTER SYSTEM

The Licensed Software listed herein is licensed for use only on the following CPU host computer system.

Model      Operating System         Serial Number             Location
-----      ----------------         -------------             --------


-----      ----------------         -------------             --------

THE INDIVIDUALS SIGNING BELOW ARE DULY AUTHORIZED REPRESENTATIVES OF EACH PARTY AND VIA SIGNATURE AGREE THAT EACH PARTY WILL BE BOUND BY THE TERMS AND CONDITIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE EFFECTIVE UNTIL EXECUTED BY CUSTOMER AND ACCEPTED BY AN AUTHORIZED HEADQUARTERS REPRESENTATIVE OF DOCUMENT SCIENCES CORPORATION.

Executed:                               Accepted:

                                        DOCUMENT SCIENCES CORPORATION

Signature: ________________________     Signature: ________________________

Printed Name: _____________________     Printed Name: _____________________

Title: ____________________________     Title: ____________________________

Date: _____________________________     Date: _____________________________

                  SOFTWARE LICENSE GRANT, TERMS AND CONDITIONS

This Agreement is made and entered into between DOCUMENT SCIENCES CORPORATION ("Document Sciences"), a corporation, with its principal place of business at 6339 PASEO DEL LAGO; CARLSBAD, CA 92009 and ("Customer"), a corporation, with its principal place of business at (address).

1.  LICENSED SOFTWARE

The term "Licensed Software" shall mean any or all of the object code for the Document Sciences Licensed Software Products listed in the Software Schedule(s) attached hereto, support documentation and other related material delivered to Customer under this Agreement.

2.  LICENSE GRANT

a. Subject to the payment of the Initial License Fee(s) and Annual License Fee(s) set forth on the Software Schedule(s) and Addendums thereto, and subject to the terms and conditions of this Agreement, Document Sciences grants to the Customer a non-transferable, non-assignable (by operation of law or otherwise), non-exclusive license to use the Licensed Software solely for Customer's own internal business purposes on the size, type, and number of central processing units ("CPU") specified on the Software Schedule(s).

b. Customer expressly acknowledges and agrees that Software Schedule(s) shall be required for all CPU's on which Customer uses the Licensed Software. Customer may license additional Licensed Software for operation on additional CPU's at Document Sciences' then-current charges and subject to Document Sciences' then prevailing terms and conditions, by and through Customer's execution of and Document Sciences' acceptance of Software Schedule(s) which shall become effective upon such acceptance.

c. Title and full ownership rights to the Licensed Software and any copies thereof, shall at all times reside exclusively with Document Sciences and/or its licensors.

3.  PAYMENT

Following the Customer's receipt of the Licensed Software, Document Sciences shall invoice the Customer per the Payment Terms listed on the Software Schedule(s) for the amount owed under this Agreement. All invoices are payable upon receipt and are considered delinquent if not paid within thirty (30) days. Amounts not paid when due shall bear interest at the rate of 1% per month (12% per annum) until the overdue amount plus interest is paid in full. License keys will be issued for an initial period of ninety (90) days and will be extended as soon as the first payment is received.

4.  REDESIGNATION OF HOST COMPUTER SYSTEM

If Customer desires to transfer use of the Licensed Software, either temporarily or permanently, to a different CPU, or if Customer desires to change the CPU's physical location, Customer shall notify Document Sciences in writing at least sixty (60) days prior to such proposed transfer or relocation and specifically designate the new CPU and/or location. In the event that such prior notice is not possible when the CPU becomes inoperative due to malfunction, Customer may temporarily transfer use of the Licensed Software to a back-up system and promptly notify Document Sciences in writing of such transfer. With respect to any transfer of the Licensed Software to a new CPU and/or location, Customer:
(a) assumes full responsibility for all operational changes thereto and (b) shall bear all costs associated with such transfer and/or relocation, including but not limited to, any and all additional Initial License Fee(s) and Annual License Fee(s) which may be payable to Document Sciences in accordance with Document Sciences' then-current charges.

5.  CUSTOMER'S RESPONSIBILITIES

In addition to the other obligations set forth in this Agreement, Customer shall: (a) be solely responsible for and bear all costs associated with determining and maintaining the configuration and operation of the CPU and all associated operating system software and (b) install and operate the Licensed Software on the CPU in accordance with this Agreement and Document Sciences' support documentation.

6.  CONFIDENTIALITY

Customer acknowledges that the Licensed Software contains confidential information of Document Sciences and its licensors. Customer agrees to disclose such confidential information only to its employees and consultants having a clear need for such information to enable Customer to exercise its rights under this Agreement. This obligation shall not apply to any portion of the confidential information to the extent that it: (a) is or becomes part of the public domain through no fault of Customer or its employees or consultants (b) was rightfully communicated to Customer free of any obligation of confidence subsequent to the time of receipt, (c) was developed by Customer independently of and without reference to the confidential information, (d) is communicated by Document Sciences to a third party free of any obligation of confidence, or (e) is more than five (5) years after termination of this Agreement.

7.  COPYING RESTRICTIONS

Customer may copy the Licensed Software, in whole or in part, only for backup, disaster recovery testing or archive purposes consistent with the license grant in Paragraph 2. Each copy shall include in readable format any and all confidential, proprietary, and copyright notices or markings contained on the original provided by Document Sciences.

8.  UNAUTHORIZED USE AND CUSTOMER COMPLIANCE

Customer agrees to use all reasonable efforts to ensure that persons employed by Customer or under Customer's direction and control (including consultants) abide by the terms and conditions of this Agreement including, without limitation, not knowingly permitting anyone to use any portion of the Licensed Software for the purpose of deriving its source code. In the event the Customer becomes aware that the Licensed Software is being used by such persons in a manner not authorized by this Agreement, Customer shall immediately use all reasonable efforts to have such unauthorized use of such Licensed Software immediately cease and shall immediately notify Document Sciences in writing of the unauthorized use.

9.  THIRD PARTY SOFTWARE

The Licensed Software is protected by Copyright and other proprietary rights of Document Sciences and/or its licensors from which Document Sciences may sublicense source code for inclusion in Document Sciences Licensed Software. Customer may be held directly responsible by such third party licensor for acts relating to the Licensed Software which are not authorized by this Agreement.

10. TERM OF LICENSE AGREEMENT AND RENEWAL OF LICENSE AGREEMENT

The term of the Agreement shall be twelve (12) months commencing on the date Document Sciences accepts this Agreement and shall be subject to automatic renewal at Document Sciences' then current Annual License Fee(s) applicable to the Licensed Software for additional one year terms unless either party notifies the other of cancellation at least thirty (30) days prior to the end of an annual term. The Annual License Fee(s) shall be due and payable in full on the first day of such one year term.

11. SOFTWARE SUPPORT

a. Subject to the payment of the Annual License Fee(s) set forth on the Software Schedule(s), and all other applicable fees, if any, and subject to the terms and conditions of this Agreement, Document Sciences will provide the following Software Support:

    1. Document Sciences sending to Customer from time to time, if and when available, Licensed Software releases the purpose of which is to maintain compatibility with the then current supported host environment or to provide Customer with Licensed Software which is free from or avoids a material non-conformity. New versions of the Licensed Software which contain changes to the source code which add functionality, enhance functionality or increase throughput are subject to a separate license fee and will be added to this Agreement via Software Schedule(s).

    2. The provision by Document Sciences of a Customer Support Center Hot-Line number for the resolution of user problems and questions relating to the Licensed Software. The Hot-Line shall be available for live communication during normal business hours, Monday through Friday. For the remaining periods, Document Sciences shall provide a telephone message recording device which will record Customer's reports.

        Document Sciences, in its sole discretion, reserves the right to determine if Software Support requests from Customer are outside of the scope of this Agreement, to decline such Software Support requests and refer Customer to the Training and/or Professional Services Departments.

    3. The ability for Customer to register Licensed Software problems via phone, fax or e-mail.

    4. Document Sciences will use reasonable efforts to resolve coding errors or provide workarounds or patches, provided Customer reports problems in a manner specified by Document Sciences. Document Sciences does not, however, guarantee the correction of any Licensed Software problem.

b. The implementation of all Licensed Software maintenance releases is mandatory and the previous release of Licensed Software will only be supported for six (6) months following the general availability of the current release as determined by Document Sciences. If Customer fails to implement the most current maintenance release of the Licensed Software product for any reason whatsoever within this six (6) month time frame, Document Sciences may discontinue providing Software Support for any affected Licensed Software product without further liability to Customer.

c. Title and full ownership rights to the Licensed Software, releases, upgrades or patches and any copies thereof, shall at all times reside exclusively with Document Sciences and/or its licensors.

d. Document Sciences reserves the right to discontinue Software Support for any Licensed Software product at any time after the first anniversary of this Agreement. Document Sciences shall give the Customer at least thirty (30) days prior written notice of the effective date of such discontinuance and shall reimburse Customer the pro rata portion of any prepaid Annual License Fee(s) for Software Support provided that Customer is in full compliance with the terms of this Agreement.

12. TERMINATION OF AGREEMENT

a. This Agreement shall terminate immediately: (i) upon expiration of its annual term, with written notification or non-payment of Annual License Fee(s) (see Paragraph 10 above); (ii) if, upon expiration of thirty (30) days from the date of written notice by Document Sciences of a material curable default under this Agreement is sent to Customer, such default has not been cured; (iii) immediately upon notice in the event of a material default which by its nature cannot be cured; (iv) if Document Sciences elects to accept return of the Licensed Software under Paragraphs 12 or 13 of this Agreement; or (v) to the extent permitted by applicable law, if Customer enters into any composition or arrangement with or for the benefit of its creditors, becomes bankrupt has a receiver and/or manager appointed to manage its assets, or goes into liquidation, voluntarily or under supervision.

b. Following termination Customer shall: (i) promptly discontinue use of the Licensed Software and shall either deliver to Document Sciences and/or destroy all Licensed Software and related materials furnished by Document Sciences, together with all copies of the Licensed Software (including erasing Licensed Software from memory or data storage apparatus under the control of Customer) and (ii) submit in writing to Document Sciences within thirty (30) days of termination that the Licensed Software, related materials and all copies thereof have been either returned to Document Sciences and/or destroyed and erased from such memory and/or data storage apparatus.

c. The obligations of Customer under Paragraph 6 relating to confidential information shall survive termination of this Agreement.

                               GENERAL PROVISIONS

13. WARRANTY AND DISCLAIMER

a. Document Sciences warrants the physical media on which the Licensed Software is embedded or resident will be free from material defects for a period of thirty (30) days from the date of delivery to Customer. Document Sciences shall replace the physical media on which the Licensed Software is resident, or incomplete or illegible documentation upon receipt of notification of defect. Customer's sole remedy shall be for Document Sciences to replace the defective media.

b. Document Sciences warrants that for a period of ninety (90) days from the date of delivery to Customer of the Licensed Software, the Licensed Software will perform in material conformity with its published Document Sciences specifications. Document Sciences does not, however, warrant that the operation of the Licensed Software will be uninterrupted or error-free. Customer must notify Document Sciences in writing of such material non-conformity within the ninety (90) day warranty period.

    Document Sciences, at its option, may either provide Customer with Licensed Software which is free from, or a workaround which avoids, the material non-conformity; or accept return of the Licensed Software and refund the Customer the license fees paid for such Licensed Software. Document Sciences shall provide the replacement Licensed Software or workaround; or refund the license fees within a reasonable time after receiving the notice of a material non-conformity from Customer. If Document Sciences does not, within a reasonable time after notification, provide the replacement Licensed Software or workaround, Customer's sole remedy shall be to rescind this Agreement.

c. THE EXPRESS WARRANTIES SET FORTH IN THIS SECTION ARE THE ONLY EXPRESS WARRANTIES. DOCUMENT SCIENCES DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. DOCUMENT SCIENCES DISCLAIMS ANY AND ALL WARRANTIES AND REPRESENTATIONS MADE BY PERSONS OTHER THAN DOCUMENT SCIENCES INCLUDING, BUT NOT LIMITED TO, DISTRIBUTORS OF ANY DOCUMENT SCIENCES LICENSED SOFTWARE.

d. The express warranties set forth above shall be void if Customer fails to properly use the Licensed Software in the appropriate environment as specified in the support documentation.

14. PATENT AND COPYRIGHT INDEMNIFICATION

Document Sciences will defend Customer from and pay any ultimate judgment for infringement by the Licensed Software of any patent, trade secret or copyright in the United States. Customer agrees to promptly notify Document Sciences in writing of any alleged infringement, allow Document Sciences to defend against the alleged infringement and cooperate with Document Sciences in its defense of such allegation. Document Sciences is not responsible for any non-Document Sciences litigation expenses unless Document Sciences agrees to them in writing.

To avoid infringement, even if not alleged, Document Sciences may at its option, and at no charge to Customer, choose one or more of the following: (i) obtain a license of the infringing software for Customer's use from the party claiming infringement; (ii) modify the existing Licensed Software so that it does not contain the infringing software; (iii) substitute an equivalent of the Licensed Software which does not contain the infringing software; or (iv) remove the Licensed Software. If the Licensed Software is removed by Document Sciences for this reason, a pro rata portion of any prepaid Initial License Fee(s) or Annual License Fee(s) will be refunded to Customer.

Document Sciences is not liable for any infringement due to the Licensed Software being made or modified by parties other than Document Sciences, or being used or sold in combination with other software, equipment or supplies not provided by Document Sciences. DOCUMENT SCIENCES HAS NO OTHER EXPRESS OR IMPLIED WARRANTY OF NONINFRINGEMENT OR LIABILITY FOR INFRINGEMENT OR ANY DAMAGES THEREFROM.

15. LIMITATION OF LIABILITY

EXCEPT AS TO INDEMNIFIED MATTERS UNDER 14 ABOVE, IN NO EVENT SHALL DOCUMENT SCIENCES BE LIABLE TO CUSTOMER FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT. IN ADDITION, DOCUMENT SCIENCES' LIABILITY TO CUSTOMER FOR DIRECT DAMAGES SHALL IN NO EVENT EXCEED THE TOTAL AMOUNT OF MONEY ACTUALLY PAID BY CUSTOMER TO DOCUMENT SCIENCES UNDER THIS AGREEMENT.

16. MISCELLANEOUS

a. No delay or failure of Document Sciences to exercise any right or remedy will operate as a waiver of such right or remedy.

b. This Agreement shall be construed in accordance with and be governed by the laws of the State of California.

c. Any notice given under this Agreement shall be in writing and sent by prepaid registered mail or certified airmail, or commercial courier service, return receipt requested. All such notices shall be deemed to have been given when received, addressed in the manner indicated below or at such other addresses as the parties may from time to time notify each other of.

    Notice to Customer:                 Notice to Document Sciences:
    ___________________________         Bill McDowell, Contracts Manager
    ___________________________         Document Sciences Corporation
    ___________________________         6339 Paseo del Lago
    ___________________________         Carlsbad, CA 92009

d. This Agreement is the entire agreement between Customer and Document Sciences pertaining to the Licensed Software and supersedes all proposals or prior and contemporaneous agreements or understandings of Customer and Document Sciences regarding the Licensed Software. CUSTOMER AGREES THAT ANY TERMS AND CONDITIONS CONTAINED IN ANY CUSTOMER PURCHASE ORDER OR OTHER ORDERING DOCUMENT SHALL HAVE NO BINDING EFFECT ON DOCUMENT SCIENCES AND WILL NOT MODIFY THIS AGREEMENT IN ANY WAY. Modification of this Agreement shall not be valid unless in writing and signed by duly authorized representative of both parties.

e. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered, shall constitute a single agreement.

f. If any provision of this Agreement is held invalid, such invalidity shall not effect the validity or enforceability of the other provisions of this Agreement or of the Agreement as a whole.

g. Customer shall be responsible for the payment of any and all taxes on the Initial License Fee(s) and Annual License Fee(s),other than taxes based on Document Sciences' net income or Document Sciences' business privilege taxes.

                                    EXHIBIT C

                                    TERRITORY

                                 --------------

                                    EXHIBIT D

        SOFTWARE MAINTENANCE AGREEMENT BETWEEN DOCUMENT SCIENCES AND VAR


1)    VAR'S RESPONSIBILITIES:

a. VAR shall: (i) be solely responsible for and bear all costs associated with determining and maintaining the configuration and operation of the Value Added Product and all associated software, and (ii) integrating any and all software of VAR's or third party licensors other than DOCUMENT SCIENCES included in or proposed to be included in the Value Added Product with and into the Licensed Software. VAR shall provide all first level support, training, and maintenance for the Value Added Product. First level support means collecting problem information from the Sublicensee, making efforts to duplicate the problem symptoms, and supplying information to the Sublicensee regarding problem resolutions, corrections, patches and workarounds where these exist.

b. VAR understands that DOCUMENT SCIENCES' Licensed Software is equipped with security features that require the annual submission of license keys to keep the DOCUMENT SCIENCES Licensed Software operational. As such, VAR shall set-up processes to ensure that license keys are received from DOCUMENT SCIENCES and shipped to Sublicensees in sufficient time to avoid service disruption.

2)    DOCUMENT SCIENCES' RESPONSIBILITIES

a. Second and third level support for DOCUMENT SCIENCES Licensed Software shall be included in the Support Fee VAR charges to the Sublicensee, of which VAR shall pay DOCUMENT SCIENCES as specified in Exhibit A, and as discounted in Exhibit F. Second level support means conducting problem research to determine the nature of problems that have not been previously identified to VAR and developing workarounds to allow Sublicensees to avoid problems; third level support means the correction of Licensed Software to resolve reported problems and the creation of patch releases to correct such problems. For purposes of this Agreement, Software Support shall consist of the following:

      i. DOCUMENT SCIENCES sending to VAR from time to time, as DOCUMENT SCIENCES deems appropriate, Licensed Software releases or minor upgrades made generally available by DOCUMENT SCIENCES to its customers, the primary purpose of which is to maintain compatibility with the then current supported host environments and/or add or enhance Licensed Software features and capabilities. Major upgrades and new releases shall be added to the Price List and shall require additional payment.

      ii. The provision by DOCUMENT SCIENCES of a VAR Support Center Hot-Line number and email addresses for the resolution of problems and questions relating to the DOCUMENT SCIENCES Licensed Software. The Hot-Line shall be available to VAR for live communication from 6am to 5pm Pacific Time, Monday through Friday. Outside of these hours, DOCUMENT SCIENCES shall provide a telephone message recording device which shall record VAR's reports. DOCUMENT SCIENCES shall use best efforts to resolve technical problems or errors with the Licensed Software which are identified by VAR and which VAR is unable to resolve based on the following Severity Levels and timeframes:

           SEVERITY LEVEL DEFINITIONS:

           - Severity Level 1 -- A production system is down and / or the user has no production capability

           - Severity Level 2 -- The system is up but production capability is seriously degraded, OR, the End-User is developing an application and under urgent time constraints

           - Severity Level 3 -- The system is up but production capability is reduced, OR, the End-User is developing an application but can work on other elements while awaiting a fix, OR, VAR is conducting a customer trial or customer acceptance test to enable a new Product sale

           - Severity Level 4 -- The system is up with no significant impact to production

         TARGET PROBLEM RESOLUTION TIMEFRAMES:

----------------------------------------------------------------------------------------------------------------------------
                                        LEVEL 1                LEVEL 2                 LEVEL 3                LEVEL 4
                                 Per Task     Elapsed    Per Task     Elapsed   Task Per     Elapsed   Task Per     Elapsed
                                 Business     Business   Business     Business  Business     Business  Business     Business
                                 Days         Days       Days         Days      Days         Days      Days         Days
----------------------------------------------------------------------------------------------------------------------------
Receipt of incident info will    1 hour       1 hour     2 hours      2 hours   8 hours      8 hours   1 day        1 day
be acknowledged to VAR within:
----------------------------------------------------------------------------------------------------------------------------
Support Action Plan              1/2 day      1/2 day    1 day        1 day     2 days       3 days    5 days       6 days
communicated to VAR within:
----------------------------------------------------------------------------------------------------------------------------

IF NO DEVELOPMENT AR REQUIRED:
----------------------------------------------------------------------------------------------------------------------------
Frequency of VAR                 Daily                   2 days                 5 days                 10 days
communications:
----------------------------------------------------------------------------------------------------------------------------
Solution given to VAR within:    2 days       2 1/2 days 6 days       7 days    8 days       11 days   10 days      16 days
----------------------------------------------------------------------------------------------------------------------------
Incident solution verified by    1/2 day      3 days     2 days       9 days    5 days       16 days   10 days      26 days
VAR and incident log closed
within:
----------------------------------------------------------------------------------------------------------------------------

IF DEVELOPMENT AR REQUIRED:
----------------------------------------------------------------------------------------------------------------------------
Frequency of VAR                 Daily                   5 days                 10 days                60 days
communications:
----------------------------------------------------------------------------------------------------------------------------
Incident communicated to         1 day        1 1/2 days 3 days       4 days    5 days       8 days    10 days      16 days
development within:
----------------------------------------------------------------------------------------------------------------------------
Development Action Plan          3 days       4 1/2 days 7 days       11 days   10 days      18 days   20 days      36 days
created and communicated to
VAR by:
----------------------------------------------------------------------------------------------------------------------------
Solution, workaround or          Determined              Determined             Determined             Determined
alternative given to VAR         in Develop.             in Develop.            in Develop.            in Develop.
within:                          Action Plan             Action Plan            Action Plan            Action Plan
----------------------------------------------------------------------------------------------------------------------------
After solution, workaround or    1 day                   2 days                 8 days                 10 days
alternative delivered to VAR,
incident solution verified by
VAR and incident log closed
within:
----------------------------------------------------------------------------------------------------------------------------


      iii. The submission of Licensed Software problems to DOCUMENT SCIENCES via a Problem Report. DOCUMENT SCIENCES does not, however, guarantee the correction of any Licensed Software Problem. However, should the Licensed Software contain an error which is in material nonconformity to its published DOCUMENT SCIENCES specifications, DOCUMENT SCIENCES, at its option, may either provide Customer with Licensed Software which is free from the error, a workaround which avoids the error, or a refund of the License Fees paid for such Licensed Software.

b. The implementation of all Licensed Software releases/minor upgrades that are included with the payment of Annual License Fees is mandatory and the previous release of Licensed Software will only be supported for six (6) months following the "general availability" of the current release/minor upgrade as determined by DOCUMENT SCIENCES.

c. If VAR fails to implement the most current release or minor upgrade of the Licensed Software for any reason whatsoever, DOCUMENT SCIENCES may discontinue providing Licensed Software Support for any affected Licensed Software without further liability to VAR.

d. DOCUMENT SCIENCES Licensed Software shall be delivered to VAR with license keys that expire ninety (90) days after installation anniversary date. Upon receipt of Support Fees, DOCUMENT SCIENCES shall ship VAR renewal license strings within 10 business days.

e. DOCUMENT SCIENCES reserves the right to discontinue Licensed Software Support for any Licensed Software at any time after the first anniversary of this Agreement. DOCUMENT SCIENCES shall give VAR at least ninety (90) days prior written notice of the effective date of such discontinuance and shall reimburse VAR the pro rata portion of any prepaid Support Fees for Licensed Software Support provided that VAR is in full compliance with the terms of this Agreement. Should such a discontinuance occur, VAR's Sublicensees may retain their right to use the Licensed Software for an indefinite period of time.

                                    EXHIBIT E
                         VALUE ADDED PRODUCT DEFINITION


VAR shall add value to the DOCUMENT SCIENCES Licensed Software through performing the following functions:

1.    Pre- and post-sales technical support.

2.    Assisting the customer with fee based application development.

3.    Providing first level hot-line and installation support.

4.    Providing initial customer training on Licensed Software.

                                    EXHIBIT F
                VAR FEES, DISCOUNTS, AND PERFORMANCE EXPECTATIONS

PROGRAM FEES:

Upon acceptance of this agreement, VAR shall pay a one-time, non-refundable program fee to DOCUMENT SCIENCES of ________. In addition, VAR shall pay an Annual Fee of __________ USD to DOCUMENT SCIENCES, which will be refunded/credited back to VAR if annual revenues exceed $300,000 USD net to Document Sciences in Initial License Fees (ILF).

LICENSED SOFTWARE USE FEES:

Licensed Software for the purposes of conducting pre-sale demonstrations, internal training, and hotline support shall be provided in reasonable quantities at no charge under separate agreement. Licensed Software for the purposes of conducting application development or any form of billable customer services, other than hotline support, shall be charged per the Consultancy License price quoted in Exhibit A on a per PC per year basis. VAR shall use the Licensed Software for general operations purposes or for processing of internal administrative or customer data only pursuant to a separate End User License executed between VAR and DOCUMENT SCIENCES. . Notwithstanding anything else in this Agreement, Document Sciences reserves the right to charge VAR for internal use, consulting, and trial software upon ninety (90) days written notice.

DISCOUNTS:

LICENSED SOFTWARE DISCOUNTS:

The amount which DOCUMENT SCIENCES invoices VAR for the DOCUMENT SCIENCES Licensed Software shall be reduced from the list price contained in Exhibit A by the VAR Discount indicated below:

Annual Net To DOCUMENT SCIENCES Initial License Fee Revenue         VAR Discount
-----------------------------------------------------------         ------------
                 $______ - $__________                                  __%
                 $______ - $__________                                  __%
                 $______ +                                              __%

The VAR Discount shall be adjusted throughout the calendar year to reflect year-to-date revenues and shall be set at the beginning of each subsequent calendar year based on the previous year's total Net Initial License Fees Revenue to DOCUMENT SCIENCES. This VAR Discount will apply to all License Fees, after any Volume Discounts are taken into account, and will also apply to Support Fees chargeable to VAR as a result of Sublicensing and supporting DOCUMENT SCIENCES Licensed Software to End-Use Customers in the Territory.

PERFORMANCE EXPECTATIONS: NET INITIAL LICENSE FEES REVENUE TO DOCUMENT SCIENCES.

 YEAR 1    $________________
 YEAR 2    $________________
 YEAR 3    $________________

                                    EXHIBIT G
                            VAR RESOURCE REQUIREMENTS

Participation in DOCUMENT SCIENCES training programs are mandatory based on the Licensed Software that VAR is authorized to sublicense.

                    TRAINING REQUIRED FOR FIRST LEVEL SUPPORT

-------------------------------------------------------------------------------------------------------------
                                                                         INITIAL
CERTIFICATION PROGRAM        COMPONENTS             INDIVIDUALS TRAINED  TRAINING FEE    SCHEDULE
-------------------------------------------------------------------------------------------------------------
Sales Training               1.5 Days @ your        Field Sales Staff    $2,500          Scheduled upon
                             location.              Minimum of 2                         signature of this
                                                    required                             agreement
-------------------------------------------------------------------------------------------------------------
Product Demo Training        1.5 Days @ your        Field Analysts       $2,500          Scheduled upon
                             location.              Minimum of 2                         signature of this
                                                    required                             agreement
-------------------------------------------------------------------------------------------------------------
1st Level Support            Customer Support       Support Staff        None if taken   To be taken within 2
Certification                Primer Course          Minimum of 2         with SDP        months of signing
                             1 day @ your location  required             Training        this contract or
                             Standard Product       Maximum of 8         otherwise -     prior to the first
                             Course(s)**                                 $2,500          sale of Document
                                                                                         Sciences Licensed
                                                                                         Software
                                                                                         (Whichever comes
                                                                                         first)
-------------------------------------------------------------------------------------------------------------
Solution Delivery            Solution Delivery      Consulting Staff     $7,500          To be taken 1 month
Certification                Process Course         Field Staff and                      prior to the start of
                             2 - 2.5 days @ your    Support Staff are                    the first solution
                             location               optional                             engagement
                                                    Minimum of 2
                             Standard Product       required
                             Course(s)**            Maximum of 8
-------------------------------------------------------------------------------------------------------------

** Please see the Product Training Table for fees and information about the Standard Product Courses and Advanced Product Courses.

                  TRAINING REQUIRED FOR TRAINING CERTIFICATION

------------------------------------------------------------------------------------------------------------
CERTIFICATION PROGRAM        COMPONENTS             INDIVIDUALS TRAINED   TRAINING FEE     SCHEDULE
------------------------------------------------------------------------------------------------------------
Training Certification       Each VAR Instructor    Training Staff        $3,500 for       Optional & not
                             must attend a 1 to 3   Maximum of 4          each Train the   required for 2nd
                             day Train the          Instructors in any    Trainer          Level Support
                             Trainer session for    Train the Trainer     Session
                             each Product Course    Session.              Applicable
                             they wish to be                              fees apply for
                             certified to teach.                          the Product
                             Standard Product                             Courses
                             Course(s)**
                             Advanced Product
                             Course(s)**
------------------------------------------------------------------------------------------------------------

** Please see the Product Training Table for fees and information about the Standard Product Courses and Advanced Product Courses.

      1. All prices are in addition to any program fees and are for on-site training at VAR location. A separate signed training agreement will be required to secure the delivery dates. Optionally, VAR may choose to send students to the regional training centers by completing a registration form. Additional discounts for regional training are not available.

      2. Payment will be made to DOCUMENT SCIENCES within 30 days of completion of each training segment.

      3. Instructor's travel and expenses are additional for all training conducted at VAR facilities.

DOCUMENT SCIENCES PRODUCT COURSE TRAINING REQUIREMENTS AND DISCOUNTS

Participation in DOCUMENT SCIENCES Product Courses is required. The Product Courses required are based on the Licensed Software that VAR is authorized to sell and are listed in the Product Training Table below. Fees for Product Training will be based on the Document Sciences course fee schedule at the time of the course less the applicable discount listed for VAR or their End User. VAR must schedule all End Users' Courses to receive the listed discount. All travel costs will be the responsibility of the VAR or their End User.

                             PRODUCT TRAINING TABLE

-------------------------------------------------------------------------------------------------------------------
                        STANDARD PRODUCT COURSE NAMES      ADVANCED COURSE NAMES
                        REQUIRED FOR 1ST                   REQUIRED FOR 2ND LEVEL                     VAR END USER
PRODUCT                 LEVEL SUPPORT                      SUPPORT                    VAR DISCOUNT    DISCOUNT
-------------------------------------------------------------------------------------------------------------------
DLS EXPRESS             Fundamentals of DLS (Publish       Advanced DLS               50% off         25% off
                        to Word)
-------------------------------------------------------------------------------------------------------------------
DLS ENTERPRISE          MS Word Self Study Guide           Advanced DLS               50% off         25% off
                        Fundamentals of DLS
                        CompuSet Command Language
                        with Visual CompuSet
                        System Administrator Course
                        OUTPUT PROCESSING -
                            Output Processing Self Study
                            Guides for CompuSet and DLS
                            or - optionally
                            Output Processing for DLS
                            Course
-------------------------------------------------------------------------------------------------------------------
DLS eCOR                Self Study Guide/Developer Kit     N/A                        N/A             N/A
-------------------------------------------------------------------------------------------------------------------
VISUAL       COMPUSET   Fundamentals of VC Pro             Fundamentals of Data       50% off         25% off
PROFESSIONAL (VC PRO)   CompuSet Command Language          Prep
                        System Administrator Course        Tool
-------------------------------------------------------------------------------------------------------------------
VC PRO WEB DESIGNER     VC Pro Web Designer Self           N/A                        N/A             N/A
                        Study Guide
-------------------------------------------------------------------------------------------------------------------

Self Study Guides are provided at No Charge on the eBooks CD.